UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

ROYAL GOLD, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13357	84-0835164
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 303-573-1660

N/A (Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 1.02.	Termination of a Material Definitive Agreement.

Pursuant to a Release Agreement (the “Release Agreement”), dated July 19, 2010, among Royal Gold, Inc. (“Royal Gold” or the “Company”), Royal Gold’s wholly-owned Canadian subsidiary, RGLD Gold Canada, Inc. (“RGLD Canada”) and HSBC Bank USA, National Association (“HSBC”), RGLD Canada was released from its obligations under the Amended and Restated Term Loan Facility Agreement (the “Loan Agreement”) dated as of March 26, 2010, among Royal Gold, as a borrower, RGLD Canada, Royal Gold Chile Limitada (“RGCL”), High Desert Mineral Resources, Inc. (“HDMR”), each as a guarantor and the other guarantors from time-to-time party thereto, HSBC, as a lender and as administrative agent, the Bank of Nova Scotia, as a lender and as sole syndication agent and HSBC Securities (USA) Inc., as sole lead arranger.  The obligations under the Loan Agreement and the other documents related thereto were secured by a pledge by Royal Gold of the shares of RGLD Canada as well as a general security interest granted by RGLD Canada covering all of the assets of RGLD Canada (the “Canadian Security”).

Having met the conditions set forth in Section 6.16 of the Loan Agreement, which requires the pledge of certain collateral related to RGCL and the Company’s Chilean assets as further discussed below, to the satisfaction of HSBC, the Release Agreement was executed, whereby the liens on and security interests in the Canadian Security have been terminated and RGLD Canada has been released from its obligations under the Loan Agreement and the other documents related thereto.  The Release Agreement effectively terminates (i) the Pledge, Security and Subordination Agreement, dated January 20, 2010, by Royal Gold in favor of HSBC, filed as Exhibit 10.2 to the Company’s Form 8-K filed January 22, 2010, and the Amendment thereto, dated March 26, 2010, filed as Exhibit 10.4 to the Company’s Form 8-K filed April 1, 2010, and (ii) the General Security Agreement, dated January 20, 2010, by RGLD Canada in favor of HSBC, filed as Exhibit 10.3 to the Company’s Form 8-K filed January 22, 2010, and the Amendment thereto, dated March 26, 2010, filed as Exhibit 10.5 to the Company’s Form 8-K filed April 1, 2010.

Pursuant to Section 6.16 of the Loan Agreement, Royal Gold and HDMR pledged the equity interests of RGCL that they own and RGCL pledged under separate pledge agreements its assets, including certain royalty interests (collectively, the “Chilean Security”) as collateral for the obligations under the Loan Agreement.  RGCL, which is Royal Gold’s Chilean subsidiary that directly owns the Company’s Pascua-Lama, Andacollo and El Toqui royalty interests, pledged such royalty interests as collateral pursuant to three separate Commercial Pledges on Rights by RGCL to HSBC.  Each of the above mentioned documents governing the Chilean Security (collectively, the “Chilean Security Documents”) were executed and filed with various Chilean authorities at varying dates preceding the Release Agreement, and became effective between the parties upon the execution of the Release Agreement.

To summarize the foregoing, the Canadian Security has been replaced by the RGCL Security as collateral for the Loan Agreement.

The material terms of the Loan Agreement are described in Royal Gold’s Current Report on Form 8-K filed on April 1, 2010, which description is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)

Date: July 23, 2010	By:	/s/ Karen Gross
Karen Gross
Vice President & Corporate Secretary